PROPERTY AND EQUIPMENT, NET (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Sep. 30, 2013
Property, Plant and Equipment [Line Items]
Buildings and improvements	$ 15,393	$ 15,420
Vehicles	333	177
Other equipment and devices	376	396
Total Cost	16,102	15,993
Less: accumulated depreciation	(3,212)	(2,635)
Property and equipment, net	$ 12,890	$ 13,358